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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported) -

                                  July 11, 1995

                                  ARISTAR, INC.

             (Exact name of registrant as specified in its charter)

    DELAWARE                           1-3521                    95-4128205
(State or other                     (Commission               (I.R.S. Employer
jurisdiction of                     File Number)             Identification No.)
 incorporation)

                8900 GRAND OAK CIRCLE, TAMPA, FLORIDA 33637-1050
                    (Address of principal executive offices)

              Registrant's telephone number, including area code -
                                 (813) 632-4500


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ITEM 7.  EXHIBITS.

     (c) Exhibits

         1(a)   - Terms Agreement dated July 11, 1995 among Aristar, Inc. and
                  Goldman, Sachs & Co., Chase Securities, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, and the Aristar, Inc. - Debt Securities - Underwriting Agreement Basic Provisions dated April 10, 1995 incorporated by reference therein.

         4(a)   - Resolutions adopted by the Pricing Committee of the Board of
                  Directors of the Company establishing the terms of the Company's 6.30% Senior Notes due July 15, 2000.

         4(b)   - Specimen Global 6.30% Senior Note due July 15, 2000.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     ARISTAR, INC.

                                     By: /s/  James A. Bare
                                         ------------------------------
                                         Senior Vice President and
                                         Chief Financial Officer (Chief
                                         Accounting Officer)


Date:  July 14, 1995

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                                  EXHIBIT INDEX

EXHIBITS

1(a)   - Terms Agreement dated July 11, 1995 among Aristar, Inc. and Goldman,
         Sachs & Co., Chase Securities, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, and the Aristar, Inc. - Debt Securities - Underwriting Agreement Basic Provisions dated April 10, 1995 incorporated by reference therein.

4(a)   - Resolutions adopted by the Pricing Committee of the Board of
         Directors of the Company establishing the terms of the Company's 6.30% Senior Notes due July 15, 2000.

4(b)   - Specimen Global 6.30% Senior Note due July 15, 2000.



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